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                                                                    EXHIBIT 21.0

                         SUBSIDIARIES OF THE REGISTRANT

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                   NAME OF SUBSIDIARY                                        STATE OR JURISDICTION OF INCORPORATION
----------------------------------------------------------           -------------------------------------------------------
AGCO Corporation                                                     Delaware
AGCO Funding Corporation                                             Delaware
AGCO AB                                                              Sweden
AGCO Acceptance Corporation                                          Delaware
AGCO Argentina SA                                                    Argentina
AGCO Australia Ltd.                                                  Australia
AGCO Canada, Ltd.                                                    Canada
AGCO Danmark A/S                                                     Denmark
Prestadora de Servicios Mexicana del Bajio, SA de CV                 Mexico
AGCO do Brazil Commercio e Industria Ltda                            Brazil
AGCO France SA                                                       France
AGCO GmbH & Co.                                                      Germany
AGCO Holding BV                                                      Netherlands
AGCO Iberia SA                                                       Spain
AGCO International Ltd.                                              United Kingdom
AGCO Ltd.                                                            United Kingdom
AGCO Manufacturing Ltd.                                              United Kingdom
AGCO Pension Trust Ltd.                                              United Kingdom
AGCO Romania SRL                                                     Romania
AGCO SA                                                              France
AGCO Services Ltd.                                                   United Kingdom
AGCO Vertriebs GmbH                                                  Germany
AGCO Verwaltungs GmbH                                                Germany
Dronningborg Industries A/S                                          Denmark
Eikmaskin AS                                                         Norway
Fendt GmbH                                                           Germany
Fendt Italiana SRL                                                   Italy
Fendt Ferdertechnik GmbH                                             Germany
Massey Ferguson Corp.                                                Delaware
AGCO Mexico S de RL de CV                                            Mexico
Massey Ferguson Europa BV                                            Netherlands
Massey Ferguson Executive Pension Trust Ltd.                         United Kingdom
AGCO Italia SpA                                                      Italy
Massey Ferguson Staff Pension Trust Ltd.                             United Kingdom
Massey Ferguson Works Pension Trust Ltd.                             United Kingdom
Wohungsbau GmbH                                                      Germany
Farmec SpA                                                           Italy
Ag-Chem Danmark A/S                                                  Denmark
Ag-Chem Equipement Co. France SARL                                   France
Ag-Chem Europe B.V.                                                  Netherlands
Red Ball, LLC*                                                       Minnesota
Ag-Chem Equipmentos Brasil, Ltda.                                    Brazil
Ag-Chem Deutschland GmbH                                             Germany
Groupement International De Mecanique Agricole SA          **        France
Ag-Chem (UK) Limited                                                 UK
Ag-Chem Europe Industrial Equipment BV                               Netherlands
Ag-Chem Europe Fertilizer Equipment BV                               Netherlands
CJSC AGCO Ukraine                                                    Ukraine
Motores de San Luis SA ***                                           Argentina
Deutz AGCO Motores SA ***                                            Argentina
Indamo SA                                                            Argentina
Araus Hermanos SA                                                    Argentina

* Red Ball, LLC is a 50% joint venture between Ag-Chem Equipment Co., Inc. and C.A.P., Inc.

** Groupement International De Mecanique Agricole SA, is a 50% joint venture between AGCO France SA and Renault Agriculture.

*** Motores de San Luis SA and Deutz AGCO Motores SA are 50% joint ventures between AGCO Argentina SA and Deutz AG.